UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): January 18, 2018
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EVENTBRITE, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-38658	14-1888467
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

155 5th Street, 7th Floor San Francisco, California 94103 (415) 692-7779
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c) Appointment of Chief Accounting Officer
On January 18, 2019, Eventbrite, Inc. (the “Company”) appointed Shane Crehan, age 45, as its Chief Accounting Officer, effective January 23, 2019. From December 2009 to July 2018, Mr. Crehan held various finance roles at Facebook, Inc., a publicly traded global social networking company, including as Head of International Finance and Global Finance Operations from 2016 to 2018. Mr. Crehan started his career as a public accountant with Ernst & Young, and prior to joining Facebook, held various roles in the financial services and online gambling industries. Mr. Crehan holds a Bachelor of Arts (with first class honors) in Law and Accounting from the University of Limerick in Ireland. Mr. Crehan is a Fellow Chartered Accountant of Chartered Accountants Ireland and has subsequently completed a professional Diploma in International Financial Reporting Standards with distinction.
In connection with Mr. Crehan’s appointment as Chief Accounting Officer, the Company entered into an employment offer letter with Mr. Crehan. The employment offer letter provides for, among other things, (i) an annual base salary of $325,000, (ii) a retention bonus of $25,000, subject to continued employment on the three month anniversary of his start date, (iii) eligibility to participate in the Company's Senior Executive Cash Incentive Bonus Plan and (iv) an award of restricted stock units under the Company’s 2018 Stock Option and Incentive Plan, subject to time-based vesting over four years, valued at approximately $1,600,000. Mr. Crehan has also entered into the Company’s standard form of Indemnification Agreement and Executive Severance and Change in Control Agreement. The foregoing description of Mr. Crehan’s compensation and terms and conditions of his employment is qualified in its entirety by the full text of Mr. Crehan’s employment offer letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
There are no arrangements or understandings between Mr. Crehan and any other persons pursuant to which Mr. Crehan was appointed as the Chief Accounting Officer of the Company. There are no family relationships between Mr. Crehan and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer. No information is required to be disclosed with respect to Mr. Crehan pursuant to Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

10.1	Employment Offer Letter, dated January 15, 2019, between the Registrant and Shane Crehan.
10.2*	Form of Indemnification Agreement.
10.3**	Form of Executive Severance and Change in Control Agreement.

* Previously filed as Exhibit 10.11 to the Company’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission on August 23, 2018.
** Previously filed as Exhibit 10.18 to the Company’s Registration Statement on Form S-1/A, filed with the Securities and Exchange Commission on August 28, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2019	EVENTBRITE, INC.

	By:	/s/ Julia Hartz
Julia Hartz
Chief Executive Officer